UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2018

Date of reporting period:  12/31/2018

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Special Opportunities Fund, Inc.

February 27, 2019

Dear Fellow Shareholders:

After paying a year-end dividend of $1.45, the net asset value (NAV) of Special Opportunities Fund closed the year at $13.78.  In the second half of 2018, the NAV decreased by 9.24% from $16.78 to $15.23 (after adding back the $1.45 dividend) vs. a decline of 6.85% by the S&P 500 Index.  For the entire year, the NAV decreased by 8.79% vs. a loss of 4.38% by the S&P 500 Index.  Our underperformance in 2018 is due in part to being overweight in foreign or emerging market closed-end funds like the China Fund, Delaware Enhanced Global Dividend and Income Fund, and Aberdeen Emerging Markets Equity Income Fund, discussed below.

Here are updates on some of our significant positions.

In July 2017 Emergent Capital (EMGC.PK), which owns a large portfolio of life insurance policies, completed its recapitalization. We participated in the recap.  We eventually sold our common stock and currently own secured and convertible notes.  In a strategic move, a subsidiary of Emergent recently filed for bankruptcy protection to put pressure on its lender, claiming the lender tried “to coerce [Emergent and the subsidiary] into selling their valuable portfolio of life insurance policies to defendants for well below its true value.”  We are closely following the case and are cautiously optimistic that a settlement will be reached that will lead to a full recovery by the noteholders.

In our last letter, we reported that shareholders of The Swiss Helvetia Fund (SWZ) had approved our proposal to conduct a large self-tender offer at or close to NAV and elected two additional directors who were committed to implementing that proposal.  As a result, after receiving a large capital gain distribution and participating in a self-tender offer that was completed in November, Special Opportunities Fund disposed of more than 95% of its investment at an average price of more than 98% of NAV.

We have stock in Hill International (HIL), a construction management firm that has been under new management since mid-2017 and has made significant progress in reducing expenses and rationalizing its business.  A number of large shareholders want to see Hill sold (which we think would be at a significant premium to its market price).  Hill’s board has installed a new CEO whom we have met.  His primary goal is to increase revenues, which would enhance Hill’s value and may prime the company for a sale.

The dividends on our 7.625% Series A Cumulative Redeemable Preferred Stock of Brookfield DTLA Fund Office Trust Investor Inc. (DTLA-), the owner of several high-rise office buildings and a shopping mall in downtown Los Angeles, have been in

Special Opportunities Fund, Inc.

arrears for several years.  The sum of the face value of the preferred shares and accrued dividends is more than $40 per share, well above the current stock price of about $21.  Andy Dakos and I have seats on the board.  Although patience is likely to be required, we believe Brookfield is making the right moves to increase the value of the properties and that preferred shareholders will ultimately be rewarded by payment of the accrued dividends or being taken out at a premium to the current market price.

After Aberdeen Emerging Markets Equity Income Fund (AEF) completed a sizeable self-tender offer at 99% of NAV (in which we participated), we elected to sell our remaining shares.  We have re-established a position at a double-digit discount because management has committed to take further measures including conducting another self-tender offer if the discount persists.

As we stated in our last letter, in the second quarter of 2018 Winthrop Realty Liquidating Trust paid distributions totaling $5.65 from the sale of its interest in a retail/hotel construction project in the tourist-heavy Times Square area of Manhattan.  The balance of Winthrop’s real estate will be sold in due course and the proceeds distributed to unitholders.  Since the value of Fund’s investment in Winthrop is now much smaller, we do not intend to provide further updates on it.

Primarily due to concerns about the adverse tax consequences for a registered investment company like Special Opportunities Fund that receives significant income from a liquidating trust, we elected to dispose of our shares of New York REIT (NYRT) before it converted to a (non-traded) liquidating trust.

Our Fund is a member of a group that gained control of the board of trustees of Putnam High Income Securities Fund (PCF) in 2018 and dropped “Putnam” from its name.  Substantially all of PCF’s portfolio securities have been sold and the proceeds have been invested in money market funds.  We expect to sell substantially all of our shares in a self-tender offer that is currently in progress at 99% of NAV.

Faced with the prospect of a proxy contest, management of Delaware Enhanced Global Dividend and Income Fund (DEX) authorized a self-tender offer for 20% of the outstanding shares at 98% of NAV.  The discount narrowed after the tender offer commenced and we were able to sell most of our shares prior to expiration of the tender offer or in the tender offer itself.

In our last letter, we discussed our investment in Tropicana Entertainment (TPCA), a casino operator then controlled by Carl Icahn.  We said: “TPCA stock, which had previously been trading in the $55 range, is now about $73.50 per share and could go higher if, as we think, its remaining casino property in Aruba is sold at a good price.”  Shortly thereafter, that sale took place and TCPA shareholders received $75.14 per share.

Special Opportunities Fund, Inc.

We sold our stock of Barings BDC, Inc. (BBDC) in the second half of 2018.  Barings has an outstanding long-term track record of lending to private companies, having generated returns of more than 12% per annum over a 25-year period and has a reputation for being shareholder friendly.  Barings is targeting a yield of 8% on NAV for BBDC and we are looking for an opportunity to re-establish a position at an attractive valuation.

Although we predicted that The China Fund (CHN) would conduct a large self-tender offer by the end of 2018, the offer, which was for 30% of its outstanding shares at 99% of NAV, actually commenced in early January 2019.  Between sales after the announcement and tendering the balance of our shares, we disposed of the bulk of our position at a relatively narrow discount from NAV.

Not every activist foray is successful.  For example, after we accumulated a sizeable stake in Aberdeen Japan Equity Fund (JEQ) at a double-digit discount, we set our sights on a proxy contest.  However, after speaking with management and canvassing some large shareholders who seemed lukewarm, we elected to abandon the idea.  Consequently, we have been opportunistically reducing our position.  Like Gary Cooper in “High Noon,” who had to face a bunch of gunfighters without support, launching a proxy contest without stockholder support is not a project we would be eager to take on.

As far as our pipeline, we continue to acquire a handful of income oriented closed-end funds that trade at discounts from NAV and have shareholders that we think would support measures to narrow the discount.  One such investment that has worked out well is Alliance California Municipal Income Fund (AKP).  We had acquired a sizable stake in AKP at a double-digit discount.  On August 2, 2018, AKP issued a press release that, as a result of an anticipated assignment of the advisory agreement, a proposal to approve new advisory agreements “will be submitted to…stockholders…on October 11, 2018.”  We quickly decided to solicit proxies against that proposal.  On December 17, 2018, after several adjournments, AKP announced that the Board had “resolved to cancel the Fund’s plan to [seek stockholder approval] of new investment advisory agreements with AllianceBernstein L.P.” and that it “intends to consider the outcome of the meeting of stockholders, and whether any action would be in the best interests of the Fund, at a future time.”  On February 7, 2019, AKP announced that it would be liquidated, which will result in all shareholders including the Fund realizing NAV for their shares.

Lastly, we continue to deploy the leverage provided by the convertible preferred stock to maintain a sizable position in SPACs or blank check companies.  We expect our diversified portfolio of SPACs to generate an annualized rate of return in the high single digits, which is attractive considering that there is virtually no risk of loss on any one SPAC.

*  *  *

Special Opportunities Fund, Inc.

We expect the SEC to approve our application to implement a so-called managed distribution plan to allow us to pay monthly or quarterly dividends.  Paying dividends more frequently than once a year (1) may help to narrow the discount by attracting income-oriented investors, and (2) should aid in managing the portfolio by smoothing out changes to the Fund’s asset base necessitated by the tax code.

Currently, the Fund is prohibited from acquiring more than 3% of another closed-end fund’s shares.  On December 19, 2018, the SEC proposed a rule that would remove that limitation subject to certain conditions “designed to address historical abuses associated with fund of funds arrangements.”  Given our activist investment strategy, we think adoption of that rule would be a huge positive for the Fund for obvious reasons.  The proposed rule is available at https://www.sec.gov/rules/proposed/proposedarchive/proposed2018.shtml.

We remind you that from time to time the Fund seeks instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2018

Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	-8.79%	1.85%	6.60%	8.10%

Market price returns
Special Opportunities Fund, Inc.	-10.55%	1.02%	6.35%	9.13%

Index returns
S&P 500® Index	-4.38%	8.49%	12.02%	13.12%

Share price as of 12/31/18
Net asset value	$13.78
Market price	$11.84

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2018(1) (Unaudited)

	Value	Percent
Investment Companies	$98,180,215	83.79%
Special Purpose Acquisition Vehicles	40,811,585	34.83
Preferred Stocks	6,970,514	5.95
Money Market Funds	6,949,230	5.93
Corporate Notes	5,969,163	5.09
Other Common Stocks	5,715,047	4.88
Convertible Notes	2,206,700	1.88
Senior Secured Notes	1,600,000	1.37
Warrants	1,273,876	1.09
Exchange-Traded Funds	711,673	0.61
Rights	599,061	0.51
Liquidating Trusts	434,909	0.37
Corporate Bonds	15,000	0.01
Total Investments	$171,436,973	146.31%
Other Assets in Excess of Liabilities	1,335,476	1.14
Preferred Stock	(55,599,400)	(47.45)
Total Net Assets	$117,173,049	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
INVESTMENT COMPANIES—83.79%

Closed-End Funds—81.85%
Aberdeen Emerging Markets Equity Income Fund, Inc.	277,231	$1,760,417
Aberdeen Japan Equity Fund, Inc.	128,872	836,379
Adams Diversified Equity Fund, Inc.	376,772	4,754,863
Alliance California Municipal Income Fund, Inc.	254,985	3,488,195
AllianzGI Convertible & Income 2024 Target	10,100	80,598
Asia Pacific Fund, Inc.	68,441	781,767
BlackRock Debt Strategies Fund, Inc.	87,213	852,071
BlackRock Income Trust, Inc.	180,356	1,017,208
BlackRock New York Municipal Income Quality Trust	194,261	2,346,673
Boulder Growth & Income Fund, Inc.	670,080	6,988,934
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	461,592	4,791,325
Central Securities Corp.	342,815	8,512,096
China Fund, Inc.	406,481	6,865,464
Dividend and Income Fund	306,490	2,920,850
DTF Tax-Free Income, Inc.	149,607	1,852,135
Duff & Phelps Utility and Corporate Bond Trust, Inc.	265,006	2,178,349
Eaton Vance Municipal Bond Fund II	235,433	2,592,117
General American Investors Co., Inc.	275,205	7,826,830
High Income Securities Fund	397,476	3,537,536
Invesco High Income Trust II	240,478	3,013,189
Japan Smaller Capitalization Fund, Inc.	353,055	2,937,418
Latin American Discovery Fund Escrow (a)	71,179	0
Lazard World Dividend & Income Fund, Inc.	205,828	1,753,655
Mexico Equity & Income Fund, Inc.	175,606	1,768,352
Morgan Stanley Asia Pacific Fund, Inc.	153,312	2,521,982
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Morgan Stanley Emerging Markets Fund, Inc.	189,160	3,047,368
Nuveen Connecticut Quality Municipal Income Fund	311,930	3,512,332
Nuveen Credit Strategies Income Fund	29,100	215,340
Royce Value Trust, Inc.	87,500	1,032,500
Source Capital, Inc.	149,518	4,866,811
Taiwan Fund, Inc.	229,512	3,479,402
The Swiss Helvetia Fund, Inc.	61,192	422,225
Tri-Continental Corp.	142,680	3,355,834
Turkish Investment Fund, Inc. Escrow (a)	129,831	0
		95,910,215

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
INVESTMENT COMPANIES—(continued)

Business Development Companies—1.94%
Equus Total Return, Inc. (a)	106,919	$209,561
Great Elm Capital Corp.	11,496	90,244
MVC Capital, Inc.	239,975	1,970,195
		2,270,000
Total Investment Companies (Cost $103,029,927)		98,180,215

PREFERRED STOCKS—5.95%

Real Estate Investment Trusts—5.95%
Brookfield DTLA Fund Office Trust Investor, Inc. – Series A, 7.625%	171,723	3,549,514
Preferred Apartment Communities, Inc. – Series A, 6.000% (c)(f)	3,421	3,421,000
Total Preferred Stocks (Cost $7,651,736)		6,970,514

OTHER COMMON STOCKS—4.88%

Consumer Finance—0.02%
Emergent Capital, Inc. (a)	278,728	19,511

Internet & Direct Marketing Retail—0.02%
Reebonz Holding Ltd. (a)(g)	11,379	23,668

Professional Services—3.14%
Hill International, Inc. (a)	1,195,255	3,681,385

Real Estate Investment Trusts—0.97%
Brookfield Property REIT, Inc.	70,751	1,139,091

Real Estate Management & Development—0.71%
Trinity Place Holdings, Inc. (a)	190,851	828,293

Software—0.02%
Smaaash Entertainment, Inc. (a)	11,379	23,099
Total Other Common Stocks (Cost $7,871,371)		5,715,047

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—34.83% (a)
Alberton Acquisition Corp. Units (g)	70,000	702,100
Allegro Merger Corp.	200,080	1,950,780
AMCI Acquisition Corp. Units	50,000	497,500
Big Rock Partners Acquisition Corp.	111,602	1,138,341
Bison Capital Acquisition Corp. (g)	100,000	1,040,000
Black Ridge Acquisition Corp.	226,445	2,273,508
CF Finance Acquisition Corp. Units	40,000	400,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
CM Seven Star Acquisition Corp. (g)	250,000	$2,525,000
Constellation Alpha Capital Corp. (g)	98,341	1,004,062
Edtechx Holdings Acquisition Corp. Units	40,325	402,847
FlatWorld Acquisition Corporation (g)	105,702	2,114
Forum Merger II Corp.	68,439	660,436
GigCapital, Inc.	93,300	942,330
Gordon Pointe Acquisition Corp.	33,000	330,000
Graf Industrial Corp. Units	2,800	28,000
Haymaker Acquisition Corp.	30,716	307,467
Haymaker Acquisition Corp. Units	1	11
HL Acquisitions Corp. (g)	34,456	337,669
KBL Merger Corp. IV	303,000	3,090,600
Legacy Acquisition Corp.	50,000	491,000
Leisure Acquisition Corp.	61,288	601,848
Leisure Acquisition Corp. Units	1	10
LF Capital Acquisition Corp.	124,850	1,221,033
Longevity Acquisition Corp. (g)	63,286	636,024
Modern Media Acquisition Corp.	157,454	1,606,031
MTech Acquisition Corp.	73,968	746,337
Mudrick Capital Acquisition Corp.	49,182	485,426
Opes Acquisition Corp.	49,670	493,223
Pensare Acquisition Corp.	122,745	1,243,407
Pure Acquisition Corp. Units	1	10
Pure Acquisition Corp.	546,554	5,378,091
Schultze Special Purpose Acquisition Corp. Units	50,000	497,500
Tenzing Acquisition Corp. (g)	54,305	525,446
Thunder Bridge Acquisition Ltd. Units (g)	112,602	1,145,162
Tiberius Acquisition Corp.	113,800	1,115,240
TKK Symphony Acquisition Corp. (g)	212,439	2,050,036
Tottenham Acquisition I Ltd. (g)	12,474	122,245
Trident Acquisitions Corp.	175,020	1,744,950
Trinity Merger Corp.	74,616	745,414
Twelve Seas Investment Co. Units (g)	81,000	830,250
Union Acquisition Corp. (g)	112,054	1,128,384
VectoIQ Acquisition Corp.	38,325	371,753
Total Special Purpose Acquisition Vehicles (Cost $39,107,415)		40,811,585

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
LIQUIDATING TRUSTS—0.37% (a)(c)(f)(h)
Crossroads Liquidating Trust	292,681	$187,316
JP Morgan China Region Fund, Inc.	192,486	1,925
Winthrop Realty Trust	295,985	245,668
Total Liquidating Trusts (Cost $1,603,926)		434,909

	Principal
	Amount
CONVERTIBLE NOTES—1.88% (b)
Emergent Capital, Inc.
5.000%, 02/15/2023 (i)	$3,206,898	1,932,894
Wheeler Real Estate Investment Trust (c)(f)
9.000%, 01/31/2019	273,806	273,806
Total Convertible Notes (Cost $3,330,201)		2,206,700

CORPORATE BONDS—0.01%
Washington Mutual, Inc. (b)(c)(d)(f)
0.000%, 03/17/2014	3,000,000	15,000
Total Corporate Bonds (Cost $0)		15,000

CORPORATE NOTES—5.09% (b)
Great Elm Capital Corp.
6.500%, 09/18/2022	32,735	806,918
6.750%, 01/31/2025	6,685	162,245
MVC Capital, Inc.
6.250%, 11/30/2022	200,000	5,000,000
Total Corporate Notes (Cost $5,985,500)		5,969,163

SENIOR SECURED NOTES—1.37%
Emergent Capital, Inc. (b)(c)(f)
8.500%, 07/15/2021	1,600,000	1,600,000
Total Senior Secured Notes (Cost $1,600,000)		1,600,000

	Shares
WARRANTS—1.09% (a)
Allegro Merger Corp.
Expiration: January 2025
Exercise Price: $11.50	200,080	60,024

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
WARRANTS—(continued)
Big Rock Partners Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	55,801	$21,444
Bison Capital Acquisition Corp.
Expiration: July 2022
Exercise Price: $11.50 (g)	50,000	8,330
Black Ridge Acquisition Corp.
Expiration: October 2022
Exercise Price: $11.50	161,445	51,662
CM Seven Star Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50 (g)	125,000	31,250
Concrete Pumping Holdings, Inc.
Expiration: August 2024
Exercise Price: $11.50	273,098	213,016
Constellation Alpha Capital Corp.
Expiration: March 2024
Exercise Price: $11.50 (g)	25,001	3,250
COPsync, Inc.
Expiration: October 2020
Exercise Price: $3.125	10,794	0
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	0
Expiration: July 2025
Exercise Price: $0.00 (c)(f)	640,000	0
Forum Merger II Corp.
Expiration: September 2025
Exercise Price: $11.50	68,439	30,729
GigCapital, Inc.
Expiration: March 2025
Exercise Price: $11.50	58,050	14,512
Haymaker Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50	15,358	12,595
HL Acquisitions Corp.
Expiration: July 2023
Exercise Price: $11.50 (g)	34,456	10,337
Hunter Maritime Acquisition Corp.
Expiration: October 2021
Exercise Price: $11.50 (g)	46,221	3,235

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
WARRANTS—(continued)
KBL Merger Corp. IV
Expiration: January 2024
Exercise Price: $11.50	275,000	$24,750
Leisure Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	30,644	24,209
LF Capital Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	124,850	53,686
Longevity Acquisition Corp.
Expiration: July 2025
Exercise Price: $11.50 (g)	63,286	8,860
Modern Media Acquisition Corp.
Expiration: June 2022
Exercise Price: $11.50	54,093	14,556
MTech Acquisition Corp.
Expiration: August 2024
Exercise Price: $11.50	72,246	43,311
Mudrick Capital Acquisition Corp.
Expiration: March 2019
Exercise Price: $11.50	49,182	22,132
Opes Acquisition Corp.
Expiration: January 2023
Exercise Price: $11.50	49,670	14,404
Organogenesis Holdings, Inc.
Expiration: December 2021
Exercise Price: $11.50 (c)	121,090	26,640
Pensare Acquisition Corp.
Expiration: August 2022
Exercise Price: $11.50	19,254	3,851
Phunware, Inc.
Expiration: December 2023
Exercise Price: $11.50 (g)	10,442	2,666
Pure Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	273,277	311,536
Reebonz Holding Ltd.
Expiration: September 2024
Exercise Price: $11.50 (g)	56,895	10,753

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
WARRANTS—(continued)
Smaaash Entertainment, Inc.
Expiration: May 2024
Exercise Price: $11.50	109,791	$19,093
Tenzing Acquisition Corp.
Expiration: August 2025
Exercise Price: $11.50 (g)	54,305	17,921
Tiberius Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	113,800	44,382
TKK Symphony Acquisition Corp.
Expiration: August 2023
Exercise Price: $11.50 (g)	212,439	31,866
Tottenham Acquisition I Ltd.
Expiration: June 2025
Exercise Price: $11.50 (g)	12,474	1,497
Trident Acquisitions Corp.
Expiration: June 2021
Exercise Price: $11.50	175,020	52,506
Trinity Merger Corp.
Expiration: May 2023
Exercise Price: $11.50	102,199	40,379
Union Acquisition Corp.
Expiration: July 2025
Exercise Price: $11.50 (g)	112,054	28,014
VectoIQ Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	38,325	16,480
Total Warrants (Cost $1,444,989)		1,273,876

RIGHTS—0.51% (a)
Allegro Merger Corp. (Expiration: January 9, 2020)	200,080	58,023
Big Rock Partners Acquisition Corp. (Expiration: February 22, 2019)	111,602	40,177
Bison Capital Acquisition Corp. (g) (Expiration: March 23, 2019)	100,000	28,000
Black Ridge Acquisition Corp. (Expiration: July 10, 2019)	161,445	48,434
CM Seven Star Acquisition Corp. (g) (Expiration: January 30, 2019)	250,000	92,500
Constellation Alpha Capital Corp. (g) (Expiration: March 23, 2019)	25,001	5,000
GigCapital, Inc. (Expiration: March 12, 2019)	85,400	23,476
HL Acquisitions Corp. (g) (Expiration: January 2, 2020)	34,456	26,018
KBL Merger Corp. IV (Expiration: March 7, 2019)	275,000	107,250

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2018

	Shares	Value
RIGHTS—(continued)
Longevity Acquisition Corp. (g) (Expiration: August 31, 2019)	63,286	$13,372
Modern Media Acquisition Corp. (February 17, 2019)	103,859	25,965
Pensare Acquisition Corp. (Expiration: February 1, 2019)	38,508	11,167
TKK Symphony Acquisition Corp. (g) (Expiration: February 20, 2020)	212,439	74,354
Tottenham Acquisition I Ltd. (g) (Expiration: August 7, 2019)	12,474	2,744
Union Acquisition Corp. (g) (Expiration: March 31, 2019)	112,054	42,581
Total Rights (Cost $619,093)		599,061

EXCHANGE-TRADED FUNDS—0.61%
iShares MSCI Emerging Markets ETF	18,220	711,673
Total Exchange-Traded Funds (Cost $779,805)		711,673

MONEY MARKET FUNDS—5.93%
Fidelity Institutional Government Portfolio—Class I, 2.220% (e)	3,474,615	3,474,615
STIT-Treasury Portfolio—Institutional Class, 2.261% (e)	3,474,615	3,474,615
Total Money Market Funds (Cost $6,949,230)		6,949,230
Total Investments (Cost $179,973,193)—146.31%		171,436,973
Other Assets in Excess of Liabilities—1.14%		1,335,476
Preferred Stock—(47.45)%		(55,599,400)
TOTAL NET ASSETS—100.00%		$117,173,049

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at December 31, 2018.
(c)	Fair valued securities. The total market value of these securities was $5,771,355, representing 4.93% of net assets. Value determined using significant unobservable inputs.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2018.
(f)	Illiquid securities. The total market value of these securities was $5,744,715, representing 4.90% of net assets.
(g)	Foreign-issued security.
(h)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(i)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,932,894, represents 1.65% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2018

Assets:
Investments, at value (Cost $179,973,193)	$171,436,973
Foreign currencies (Cost $876,200)	823,084
Cash	19,707
Dividends and interest receivable	1,050,624
Receivable for investments sold	743,579
Other assets	26,060
Total assets	174,100,027

Liabilities:
Preferred dividends accrued not yet declared	53,315
Payable for investments purchased	979,725
Advisory fees payable	155,207
Administration fees payable	17,619
Chief Compliance Officer fees payable	13,372
Director fees payable	10,260
Fund accounting fees payable	7,566
Custody fees payable	7,327
Transfer Agent fees payable	2,515
Legal fees payable	18,579
Audit fees payable	52,500
Reports and notices to shareholders payable	4,646
Accrued expenses and other liabilities	4,947
Total liabilities	1,327,578

Preferred Stock:
3.50% Convertible Preferred Stock – $0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$117,173,049

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,285,086
Cost of shares held in treasury	(220,518,502)
Accumulated deficit	(11,593,535)
Net assets applicable to common shareholders	$117,173,049
Net asset value per common share ($117,173,049 applicable to
8,500,968 common shares outstanding)	$13.78

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2018
Investment income:
Dividends	$2,518,969
Interest	562,391
Total investment income	3,081,360

Expenses:
Investment advisory fees	1,960,717
Directors’ fees and expenses	187,358
Administration fees and expenses	113,223
Legal fees and expenses	85,750
Compliance fees and expenses	57,459
Audit fees	52,508
Insurance fees	47,095
Accounting fees and expenses	46,444
Stock exchange listing fees	46,208
Custody fees and expenses	42,334
Reports and notices to shareholders	28,055
Transfer agency fees and expenses	24,267
Other expenses	6,601
Net expenses	2,698,019
Net investment income	383,341

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments
Non-affiliated companies	5,979,874
Affiliated companies	24,877
Foreign currency translations	1,772
Distributions received from investment companies	4,631,477
Net realized gain	10,638,000
Change in net unrealized appreciation (depreciation) on:
Investments
Non-affiliated companies	(21,473,405)
Affiliated companies	3,533
Foreign currency translations	(52,484)
Net realized and unrealized losses from investment activities	(10,884,356)
Decrease in net assets resulting from operations	(10,501,015)
Distributions to preferred stockholders	(1,945,979)
Net decrease in net assets applicable to common shareholders resulting from operations	$(12,446,994)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the year ended
December 31, 2018
Cash flows from operating activities:
Net decrease in net assets applicable to common shareholders	$(10,501,015)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(133,647,648)
Proceeds from sales of investments	119,599,951
Net purchases and sales of short-term investments	1,498,408
Return of capital distributions received from underlying investments	21,740,938
Proceeds from corporate actions	9,407
Accretion of discount	(27,524)
Decrease in dividends and interest receivable	14,034
Increase in receivable for investments sold	(722,335)
Decrease in other assets	9,222
Increase in payable for investments purchased	833,195
Decrease in payable to Adviser	(16,807)
Decrease in accrued expenses and other liabilities	(9,872)
Net distributions received from investment companies	4,631,477
Net realized gains from investments and foreign currency translations	(10,638,000)
Net change in unrealized depreciation of investments	21,469,872
Net cash provided by operating activities	14,243,303

Cash flows from financing activities:
Distributions paid to common shareholders	(12,326,403)
Distributions paid to preferred shareholders	(1,945,979)
Net cash used in financing activities	(14,272,382)
Net change in cash	$(29,079)

Cash:
Beginning of year	871,870
End of year	$842,791

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2018	December 31, 2017
From operations:
Net investment income	$383,341	$3,496,826
Net realized gain (loss) from:
Investments in securities of:
Non-affiliated companies	5,979,874	6,456,192
Affiliated companies	24,877	175
Foreign currency translations	1,772	(35,059)
Distributions received from investment companies	4,631,477	1,618,653
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Non-affiliated companies	(21,473,405)	11,416,850
Affiliated companies	3,533	(3,533)
Foreign currency translations	(52,484)	(632)
Net increase (decrease) in net assets resulting from operations	(10,501,015)	22,949,472

Distributions paid to preferred shareholders:
Net dividends and distributions	(1,945,979)	(1,945,979	)(1)
Total dividends and distributions paid to preferred shareholders	(1,945,979)	(1,945,979)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	(12,446,994)	21,003,493

Distributions paid to common shareholders:
Net dividends and distributions	(12,020,754)	(11,306,287	)(2)
Return of capital	(305,649)	—
Total dividends and distributions paid to common shareholders	(12,326,403)	(11,306,287)

Capital Stock Transactions (Note 5)
Repurchase of common stock	—	(118,039)
Total capital stock transactions	—	(118,039)
Net increase (decrease) in net assets applicable
to common shareholders	(24,773,397)	9,579,167

Net assets applicable to common shareholders:
Beginning of year	141,946,446	132,367,279
End of year	$117,173,049	$141,946,446	(3)

(1)	Includes net investment income distributions of $872,444 and net realized gain distributions of $1,073,535.
(2)	Includes net investment income distributions of $2,773,728 and net realized gain distributions of $8,532,559.
(3)	Includes accumulated undistributed net investment income of $358,800.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net increase (decrease) in net assets attributable to common stockholders resulting form operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of Capital
Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest and dividends on short positions(4)
Total expenses, before fee waivers by investment advisor and administrator including interest and dividends on short positions(4)
Ratio of net investment income to average net assets before preferred distributions and waiver(1)
Ratio of net investment income to average net assets before preferred distributions and after waiver(1)
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2018	2017	2016	2015	2014
$16.70	$15.56	$15.11	$16.94	$18.70
(0.18)	0.44	0.63	0.41	0.22
(1.06)	2.26	0.64	(1.09)	1.02
(1.24)	2.70	1.27	(0.68)	1.24

(0.08)	(0.10)	(0.06)	—	—
(0.15)	(0.13)	(0.02)	—	—
(1.47)	2.47	1.19	(0.68)	1.24

(0.26)	(0.33)	(0.58)	(0.35)	(0.19)
(1.15)	(1.00)	(0.23)	(0.84)	(1.29)
(0.04)	—	—	—	—
(1.45)	(1.33)	(0.81)	(1.19)	(1.48)
—	0.00 (5)	0.07	0.08	—
—	—	—	—	(1.44)
—	—	—	(0.04)	(0.08)
$13.78	$16.70	$15.56	$15.11	$16.94
$11.84	$14.88	$13.65	$13.20	$15.37
-8.79%	15.93%	8.45%	-3.47%	-1.01%
-10.55%	18.71%	9.51%	-6.13%	-3.59%

1.92%	1.92%	1.75%	1.50%	1.42%

1.92%	1.92%	1.75%	1.50%	1.51%
0.27%	2.45%	3.61%	2.40%	1.18%
0.27%	2.45%	3.61%	2.40%	1.27%

$117,173	$141,946	$132,367	$151,426	$172,203
$55,599	$55,599	$55,599	N/A	N/A
66%	59%	49%	48%	59%

2,223,976	2,223,976	2,223,976	N/A	N/A
$78	$89	$85	N/A	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security,

Special Opportunities Fund, Inc.

Notes to financial statements

whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies	$98,180,215	$—	$—	$98,180,215
Preferred Stocks
Real Estate Investment Trusts	3,549,514	—	3,421,000	6,970,514
Other Common Stocks
Consumer Finance	19,511	—	—	19,511
Internet & Direct
Marketing Retail	23,668	—	—	23,668
Professional Services	3,681,385	—	—	3,681,385
Real Estate Investment Trusts	1,139,091	—	—	1,139,091
Real Estate Management
& Development	828,293	—	—	828,293
Software	23,099	—	—	23,099
Special Purpose
Acquisition Vehicles	35,805,663	5,005,922	—	40,811,585
Liquidating Trusts	—	—	434,909	434,909
Convertible Notes	—	1,932,894	273,806	2,206,700
Corporate Bonds	—	—	15,000	15,000
Corporate Notes	5,969,163	—	—	5,969,163
Senior Secured Notes	—	—	1,600,000	1,600,000
Warrants	1,198,497	48,739	26,640	1,273,876
Rights	488,189	110,872	—	599,061
Exchange-Traded Funds	711,673	—	—	711,673
Money Market Funds	6,949,230	—	—	6,949,230
Total	$158,567,191	$7,098,427	$5,771,355	$171,436,973

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2018:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$1,273,876

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2018:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$210,770
	on Investments
	Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$(226,197)
	depreciation of investments

The average monthly share amount of warrants during the year was 2,985,028. The average monthly market value of warrants during the year was $1,207,536.

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Closed			Con-	Corpo-	Senior
	End	Preferred	Liquidating	vertible	rate	Secured
Category	Funds	Stocks	Trusts	Notes	Bonds	Notes	Warrants

Balance as of
12/31/2017	$1,187,878	$6,061,709	$3,045,599	$273,806	$15,000	$1,600,000	$0

Acquisitions	783,041	—	—	—	—	—	—

Dispositions	(1,725)	—	—	—	—	—	—

Corporate Actions	(2,144,721)	(2,475,633)	(1,822,365)	—	—	—	46,784

Realized
Gain (Loss)	85,253	—	41,237	—	—	—	—

Change in
unrealized
appreciation
(depreciation)	90,274	(165,076)	(829,562)	—	—	—	(20,144)

Balance as of
12/31/18	$—	$3,421,000	$434,909	$273,806	$15,000	$1,600,000	$26,640

Change in
unrealized
appreciation
(depreciation)
during the year
for Level 3
investments
held at
12/31/2018	$—	$(165,076)	$(829,152)	$—	$—	$—	$(20,144)

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018:
	Fair Value
	December 31,	Valuation	Unobservable
Category	2018	Methodologies	Input	Range

Closed End Funds	$0	Market Assessment	Liquidation Value	$0.005 – 12.19
		and Company-	and Discount to
		Specific Information	Liquidation Value

Preferred Stocks	3,421,000	Cost	Market Assessments/	996.50 – 1,000.00
			Financial Assessments

Liquidating Trusts	434,909	Last Traded Price	Financial Assessments/	0.005 – 7.06
			Company Announcements
			and Discount to
			Liquidation Value

Convertible Notes	273,806	Cost	Terms of the Note/ Financial	100.00
			Assessments/ Company
			Announcements

Corporate Bonds	15,000	Market Transactions	Single Broker Quote	0.50
		Approach

Senior Secured Notes	1,600,000	Cost	Terms of the Note/ Financial	100.00
			Assessments/ Company
			Announcements

Warrants	26,640	Last Traded Price	Market Assessments	0.00 – 0.22

Special Purpose Acquisition Companies—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Special Opportunities Fund, Inc.

Notes to financial statements

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the year ended December 31, 2018.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Special Opportunities Fund, Inc.

Notes to financial statements

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2018, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $40,000, paid pro rata, quarterly plus $1,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman receive $5,000, and the Corporate Governance Committee Chairman receive $3,000.  For serving the Fund as Chief Compliance Officer (“CCO”), in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $50,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 3
Convertible Preferred Stock
At December 31, 2018, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $15.41 per share of common stock (which is a current ratio of 1.6223 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $18.41 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $15.41 per share of common stock (which is a current ratio of 1.6223 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer.

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $133,647,648 and $119,599,951, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2018.

Note 5
Capital share transactions
During the year ended December 31, 2018, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The

Special Opportunities Fund, Inc.

Notes to financial statements

weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2018	December 31, 2017
Ordinary income	$3,965,904	$5,068,989
Long-term capital gains	8,054,850	6,237,298
Return of capital	305,649	—
Total distributions paid	$12,326,403	$11,306,287

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2018	December 31, 2017
Ordinary income	$647,778	$872,444
Long-term capital gains	1,298,201	1,073,535
Total distributions paid	$1,945,979	$1,945,979

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2018.

Special Opportunities Fund, Inc.

Notes to financial statements

The following information is presented on an income tax basis as of December 31, 2018:

Tax cost of investments	$181,397,438
Unrealized appreciation	8,335,231
Unrealized depreciation	(17,472,612)
Net unrealized appreciation	(9,137,381)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated/gains losses and other temporary differences	(2,456,154)
Total accumulated gains	$(11,593,535)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2018, the Fund’s paid-in capital was decreased by $1,442 and the accumulated deficit was decreased by $1,442.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2018, the Fund deferred, on a tax basis, post October losses of $1,201,877 in ordinary income and $1,255,949 in capital gains.

At December 31, 2018, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Transactions with affiliates
The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding Voting shares during the period December 31, 2017 through December 31, 2018.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Special Opportunities Fund, Inc.

Notes to financial statements

	Share		Share			Change in
	Balance at		Balance at			Unrealized	Value at
Issuer	Dec. 31,	Reduc-	Dec. 31,	Dispo-	Realized	Appreciation	Dec. 31,	Acquisition
Name	2017	tions	2018	sitions	Gain	(Depreciation)	2018	Cost
Origo
Acquisition
Corp.*	177,841	(177,841)	0	(1,920,638)	$24,877	$3,533	$—	$1,895,761

*	Origo Acquisition Corp. is a Special Purpose Acquisition Company (SPAC). A SPAC is publicly-traded buyout company that raises money in order to pursue the acquisition of an existing company.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9
Recent Accounting Pronouncements
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2018.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc.,  including the portfolio of investments, as of December 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2019

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 6, 2018

The Fund held an annual meeting of shareholders on December 6, 2018 to vote on the following matters:

(1) (a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2019 and until their successors have been duly elected and qualified; and

(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2019 and until their successors have been duly elected and qualified.

Proxy results – Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 18, 2018) was necessary to constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 90.31% of the common stock outstanding as of the record date were represented in person or by proxy (7,677,286 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,447,933	70.96%	64.09%	2,229,353

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,430,923	70.74%	63.89%	2,246,363

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,582,025	98.76%	89.19%	95,261

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
7,583,014	98.77%	89.20%	94,272

Proxy results – Preferred Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 18, 2018) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 93.02% of the preferred stock outstanding as of the record date were represented in person or by proxy (2,068,803 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,842,570	89.06%	82.85%	226,233

Proposal to elect Marc Lunder as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,913,229	92.48%	86.03%	155,574

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,522,520	73.59%	68.46%	546,283

Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,500,606	72.53%	67.47%	568,197

Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,934,782	93.52%	87.00%	134,021

Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
1,934,782	93.52%	87.00%	134,021

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 22.59% of its ordinary income distribution for the year ended December 31, 2018, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2018, 20.11% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 38.30% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2018.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Brookfield
(52)	as of	Since	2009; Principal of the general		DTLA Fund Office
	October	2009	partner of several private		Trust Investor, Inc.;
	2009.		investment partnerships in the		Trustee, Crossroads
			Bulldog Investors group		Liquidating Trust;
			of private funds.		Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.; Director,
Director, Emergent
Capital, Inc. (until
2017); Director,
Mexico Equity and
Income Fund, Inc.
(until 2015).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INTERESTED DIRECTORS

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(74)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Brookfield
	2009.		private funds.		DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust;
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(81)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Trustee, Crossroads
	2010.				Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(55)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of HHI, LLC;	1	Trustee,
(50)		Since	Principal of NBC Bancshares, LLC;		High Income
		2009	Chief Executive Officer of Crossroads		Securities Fund.
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(74)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(52)	as of	Since	2009; Principal of the
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(50)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(74)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(81)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(48)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on September 12, 2018, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Independent Directors (as defined below) and Mr. Gerald Hellerman held a telephonic executive session on September 7, 2018 (the “September 7, 2018 Meeting”) to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors and Mr. Hellerman reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; and (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

The materials which had been prepared by the Adviser in response to a questionnaire (known as a “15(c) questionnaire”) provided to the Adviser by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, distributed to the Directors and reviewed by the Independent Directors and Mr. Hellerman together with counsel at the September 7, 2018 Meeting included, among other things, information regarding:  (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

The Independent Directors reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. On the request of the Independent Directors, the Adviser affirmed that it would make funds available, if needed, to support its engagement with the Fund and believes in the sustainability of the Fund. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Independent Directors then considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors noted any services that extended beyond portfolio management, and considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure necessary to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) was very responsive to the

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

requests of the Independent Directors, (d) had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund.

The Independent Directors discussed the performance of the Fund for the year-to-date, one-year, three-year, and five-year periods ended July 31, 2018. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of allocation closed-end funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Board reviews the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors reviewed information prepared by Fund Services comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was near the 0.93% Morningstar Peer Group average. The Independent Directors further noted that the then current expense ratio of 1.94% for the Fund was lower than the peer group average of 2.00%. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. The Independent Directors concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the experience and commitment of the Adviser as well as the comparative performance, expense and management fee information.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its own Code of Ethics, to which the CCO offered his own certification that the Code of Ethics is compliant with applicable regulations. The Independent

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

After due consideration of the written and oral presentations, the Independent Directors concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser on September 12, 2018.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 3, 2019, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  A new code of ethics for registrant was approved by the Board of Directors on January 17, 2018.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $45,250 and $44,500, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,250 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2018 and December 31, 2017, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2018	December 31, 2017
Registrant	$7,250	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by SPE, unless Bulldog Investors deems it appropriate to seek instructions from SPE shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies as determined by a majority of the proxy voting instructions received by shareholders.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2019.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Swiss Helvetia Fund, Inc. since 2018 and High Income Securities Fund since 2018.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and is a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2016. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, High Income Securities Fund, a closed-end fund, since 2018, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2015.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2018 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  7
(C) Other accounts:  48
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 7 pooled investment vehicles; $184 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  3 other accounts; $29.34 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2018 (per instructions to paragraph (a)(4).

As of December 31, 2018, Mr. Goldstein beneficially owns 100,544 shares of common stock of the Registrant; Mr. Dakos beneficially owns 9,890 shares of common stock of the Registrant; and Mr. Das owns 3,096 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2018 to 7/31/2018	N/A	N/A	N/A	N/A
8/1/2018 to 8/31/2018	N/A	N/A	N/A	N/A
9/1/2018 to 9/30/2018	N/A	N/A	N/A	N/A
10/1/2018 to 10/31/2018	N/A	N/A	N/A	N/A
11/1/2018 to 11/30/2018	N/A	N/A	N/A	N/A
12/1/2018 to 12/31/2018	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*                   /s/ Andrew Dakos
Andrew Dakos, President

Date     March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Andrew Dakos
Andrew Dakos, President

Date     March 8, 2019

By (Signature and Title)*                   /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     March 8, 2019

* Print the name and title of each signing officer under his or her signature.